SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              DAKOTAH, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:





                              DAKOTAH, INCORPORATED
                               ONE NORTH PARK LANE
                        WEBSTER, SOUTH DAKOTA 57274-0120


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

                                   to be held

                                  JUNE 12, 1997



TO THE STOCKHOLDERS OF DAKOTAH, INCORPORATED

         You are cordially invited to attend the Annual Meeting of stockholders of Dakotah, Incorporated, which will be held on Thursday, June 12, 1997 at Webster High School, Webster, South Dakota at 5:30 p.m., for the following purposes:

        1. Electing three directors to hold office for a three year term as described in the Proxy Statement dated May 16, 1997.

        2. Ratifying the appointment of Grant Thornton LLP as independent auditors for the current year.

        3. Transacting such other business as may properly come before the meeting.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

         Stockholders of record as of the close of business on May 9, 1997 are entitled to vote at the Annual Meeting and any adjournment thereof. Please contact the Company at (605) 345-4646 to obtain a map and/or directions to Webster High School if you plan on attending the Annual Meeting.


         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE, AND RETURN THE PROXY AT ONCE IN THE ENCLOSED ENVELOPE.


                                   By the Order of the Board of Directors,


                                   /s/
                                   Troy Jones, Jr.
                                   Chief Executive Officer
May 16, 1997




                              DAKOTAH, INCORPORATED
                               ONE NORTH PARK LANE
                        WEBSTER, SOUTH DAKOTA 57274-0120


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                         Annual Meeting of Stockholders
                                   to be held
                                  June 12, 1997


                    INFORMATION CONCERNING PROXY SOLICITATION

This proxy statement and accompanying proxy are being furnished to stockholders of Dakotah, Incorporated (the "Company") on or about May 16, 1997 in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of stockholders ("Annual Meeting") to be held at Webster High School, Webster, South Dakota on Thursday, June 12, 1997 at 5:30 p.m. Central Time, and all adjournments thereof, for the purposes set forth in the Notice of Meeting.

The enclosed proxy is solicited by the Board of Directors of the Company. Such solicitation is being made by mail and may also be made by directors, officers, and regular employees of the Company personally or by telephone. Any proxy given pursuant to such a solicitation may be revoked by the stockholder at any time prior to the voting thereof by filing written notice of the termination of appointment with an officer of the Company, by appearing in person at the meeting and voting in person or by filing a new written appointment of Proxy with an officer of the Company. Shares represented by proxies will be voted as specified in such proxies, and if no choice is specified, will be voted (1) in favor of the Board of Directors' nominees named in this proxy statement, and (2) in favor of ratifying the appointment of Grant Thornton LLP as independent auditors for the current year. Shares represented by proxies may also be voted, in the sole discretion of the individual(s) appointed as attorneys, agents and proxies, on any other matters as may properly come before the meeting.


                      OUTSTANDING SHARES AND VOTING RIGHTS

Common Stock, $.01 par value per share, of which there were 3,499,755 shares outstanding on the record date, constitutes the only class of outstanding voting securities issued by the Company. Each stockholder will be entitled to cast one vote in person or by proxy for each share of Common Stock held by the stockholder, but in connection with the cumulative voting right applicable to the election of directors, each stockholder is entitled to as many votes as shall equal the number of shares held by such person as of the record date, multiplied by the number of directors to be elected. A stockholder may cast all of such votes for a single nominee or may apportion such votes among two or more nominees. For example, (at the Annual Meeting, three directors are up for election for three year terms) a holder of 100 shares may cast 300 votes for a single nominee, or apportion 300 votes in any other manner by so noting on the accompanying form of proxy. Only stockholders of record at the close of business on May 9, 1997, will be entitled to vote at the meeting.

A quorum is achieved when a majority of the outstanding shares are present in person or by proxy at the Annual Meeting. Except where the right of cumulative voting is exercised, the affirmative vote of the majority of shares present in person or represented by proxy is required to elect each director and to approve the other proposals. If the right of cumulative voting is exercised, the candidates for particular Board seats receiving the most votes shall be elected. Shares voted as abstentions (or a "withhold authority" vote as to directors) are considered present at the meeting for purposes of determining a quorum and, except when the right of cumulative voting is exercised, have the effect of a negative vote. When cumulative voting is exercised, abstentions and withhold authority votes are not counted in determining which candidates received the most votes. If a broker submits a "non-vote" proxy, indicating that the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL #1)

The Bylaws of the Company provide for the number of directors to be nine and also for three classes of directors with terms staggered so as to require the election of only one class of directors each year. At the stockholders' Meeting, three members are to be elected to hold office for three year terms until the 2000 Annual Meeting, or until successors are elected and have qualified.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for, and, if necessary, exercise cumulative voting rights to secure, the election of the nominees named herein, unless one or more of such nominees should become unavailable for election, in which event such shares shall be voted for the election of such substitute nominees as the Board of Directors may propose. Each person nominated has agreed to serve if elected, and the Company knows of no reason why any of the listed nominees would be unavailable to serve. Following is information about the nominees and all other directors of the Company:

         NAME AND AGE            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE FOR PAST      DIRECTOR SINCE
                                 FIVE (5) YEARS

DIRECTORS TO BE RE-ELECTED IN 1997 FOR A THREE YEAR TERM ENDING 2000:

Leo T. Reynolds(3)         51    For  more  than  five  years,  Mr.  Reynolds  has been         1995
                                 President of Electronic Systems, Inc., an
                                 electronics manufacturing company.

Troy Jones, Jr.(1)         36    Mr.  Jones has been  Chief  Executive  Officer  of the         1994
                                 Company  since  January  1995.  He served as President
                                 of Orion  Financial  Corp.  of South  Dakota,  a South
                                 Dakota  corporation,  since July  1993.  For more than
                                 six years  prior to that,  he was  Director of Finance
                                 in the South  Dakota  Governor's  Office  of  Economic
                                 Development.

Michael G. Grosek(1,3)     42    Mr.  Grosek  has been  the  mayor  of  Webster,  South         1991
                                 Dakota  since  1984,  and for more than five years has
                                 owned and operated  Mike's Jack & Jill, a  supermarket
                                 in Webster, South Dakota.

DIRECTORS ELECTED IN 1995 FOR A THREE YEAR TERM ENDING 1998:

George C. Whyte(1)         48    Mr.  Whyte is a founder  of the  Company  and has been         1980
                                 its  Chairman  of the Board of  Directors  since  June
                                 1988.  He also has  served  as  President  from  April
                                 1991 to the  present.  Mr.  Whyte was Chief  Executive
                                 Officer of the Company from June 1988 to January 1995.

Dorothy A. Benson(2)       52    From July 1994 to the present,  Ms.  Benson has been a         1986
                                 Product Development Specialist for the Company. She
                                 has been a Company Associate for more than five
                                 years, working in other positions including
                                 Pattern Maker and Data Design Specialist.

Gary L. Conradi   (1,2,3)  58    Mr.  Conradi is currently  Vice  Chairman of the Board         1984
                                 of  Directors.  For  more  than  five  years,  he  has
                                 served as the Vice  President  of  Corporate  Services
                                 for  Raven   Industries,   Inc.,  a  manufacturer   of
                                 specialized plastics, electronics and apparel.

DIRECTORS ELECTED IN 1996 FOR A THREE YEAR TERM ENDING 1999

James D. Becker(2)         35    For  more  than  five  years,  Mr.  Becker  has been a         1988
                                 sewing machine mechanic for the Company.

Linda J. Laskowski(2)      47    Ms. Laskowski has been with U.S. West Communications           1994
                                 since 1987, as Vice President and General Manager of
                                 Information Provider Market until October 1991, as
                                 Chief Executive Officer of CLM Associates ( a joint
                                 venture between U.S. West Communications and France
                                 Telecom) from October 1991 to January 1994, as Vice
                                 President - South Dakota March 1994 to December,
                                 1996, and as Vice President of Telephony of
                                 Continental Cablevision (which was acquired by U.S.
                                 West in 1996) since January, 1997.

Lee A. Schoenbeck(1,2)     39    For more than five years,  Mr.  Schoenbeck has been an         1994
                                 attorney  in  private   practice  in  Webster,   South
                                 Dakota.  He had  previously  served  on the  Board  of
                                 Directors  of the Company  from July 1985 through July
                                 1991.

-----------------------
(1)  Member of Executive Committee
(2)  Member of Audit Committee
(3)  Member of Compensation Committee




MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

         The Board of Directors of the Company has standing executive, audit, and compensation committees which have a current membership as indicated in the foregoing section. The Board of Directors has no standing nominating committee.

         The executive committee may exercise all of the powers and authority of the Board of Directors, except as otherwise provided under the South Dakota Business Corporation Act. During fiscal 1996, the executive committee met once.

         The audit committee makes recommendations as to the selection of auditors and their compensation, and reviews with the auditors the scope of the annual audit, matters of internal control and procedure, the audit results and reports and other general matters relating to the Company's accounts, records, controls and financial reporting. The audit committee held two meetings during fiscal 1996.

         The compensation committee reviews and recommends to the Board of Directors the compensation guidelines for executive officers and other key employees and the composition and levels of participation in incentive compensation plans. The compensation committee administers the Company's 1995 Stock Option Plan including determining the participants, the number of shares subject to option and the terms and conditions of exercise. During fiscal 1996, the compensation committee held three meetings.

         During fiscal 1996 the Board of Directors of the Company met seven times. All directors attended over 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which they served.

DIRECTOR COMPENSATION

         Effective January 1, 1995, a new directors' compensation plan was approved by the Executive Committee of the Board of Directors which provides that each director who is not employed by the Company will receive $550 per Board or committee meeting held in person, will receive $300 for any such meeting held by telephone conference, and will receive an annual retainer of either $1,500 (for executive committee members) or $1,000 (for other outside directors). The retainer for 1994 was prorated to May 1, 1995 and thereafter was or will be payable semi-annually on May 1 and November 1. Each employee director who is not an officer receives $150 per Board or committee meeting. In addition, all directors who are not officers of the Company received a stock option effective May 1, 1995. The options bear an exercise price of $3.625 per share and have a term of five years and vest in full on December 31, 1995. Pursuant to this grant of options, the executive committee outside directors received an option to purchase 2,000 shares, the other outside directors received an option to purchase 1,000 shares and directors who are employees but not officers received an option to purchase 500 shares.

         Effective May 9, 1996, the Board of Directors adopted the Dakotah, Incorporated Stock Option Plan for Directors which provides an automatic grant of 4,000 shares to each current director who is not an officer of the Company at the time this Plan is approved by the stockholders. Newly elected directors in the future will also receive an initial grant of 4,000 shares at the time they become a director. At each subsequent annual meeting of stockholders, each director then elected will receive an additional option to purchase 2,000 shares. The exercise price will be the closing sale price of the Common Stock on the date of the annual meeting of stockholders and will be immediately exercisable. The options will have a term of five years.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information for the Company's fiscal years ended December 31, 1996, 1995 and 1994 regarding compensation earned by or awarded to the Company's chief executive officer and the other executive officers whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officers").

                                            ANNUAL COMPENSATION($)
                                      -------------------------------------  LONG-TERM
                                                                           COMPENSATION
     NAME AND PRINCIPAL      FISCAL                          OTHER ANNUAL      OPTION         ALL OTHER
           POSITION           YEAR     SALARY    BONUS(1)    COMPENSATION     AWARDS(#)     COMPENSATION($)
           --------           ----     ------    -----       ------------     ---------     ---------------

   George C. Whyte            1996     145,000    29,000           -0-         100,000             (2)
       President and          1995     141,000    58,000           -0-          25,000        1,545(3)
       Chairman of the        1994     136,650      -0-            -0-         184,300      309,333(4)
       Board

   Troy Jones, Jr.(5)
       Chief      Executive   1996       -0-        -0-          150,000       242,745            -0-
       Officer                1995       -0-        -0-          200,000       100,000            -0-

   Georgie Olson Harper(6)
       Vice   President   -
       National Sales         1996     94,100     17,500         -0-             -0-              -(2)


-----------------------

(1) Cash bonuses have been included as compensation for the year earned, calculated in accordance with the terms of the individual's incentive compensation plan, even though actually paid in the subsequent year.

(2) For 1996 the Company contributed a total of $59,000 for all employees to the Company's Profit Sharing Plan. As of the date of filing this report this contribution had not been allocated and accordingly no portion of this contribution is included herein.

(3) Consists of the value of the cash contributions to the Company's Profit Sharing Plan allocated to the executive officer.

(4) Includes the amount earned on stock appreciation rights granted pursuant to deferred compensation agreements. See "Stock Appreciation Rights Plan."

(5) All compensation for Mr. Jones' service to the Company is paid to Orion Financial Corporation of South Dakota ("Orion"). The Company has engaged Orion to provide such services. Mr. Jones is the President and controlling stockholder of Orion.

(6) Ms. Harper became an executive officer of the Company on February 12, 1996.



OPTIONS GRANTED DURING FISCAL 1996

         The following table provides information relating to options granted to the Named Executive Officers during the Company's fiscal year ended December 31, 1996:

                                                                INDIVIDUAL GRANTS
                             -----------------------------------------------------------------------------------------
                                                                                           POTENTIAL REALIZABLE VALUE
                               OPTIONS      PERCENT OF TOTAL       EXERCISE                 AT ASSUMED ANNUAL RATES
                               GRANTED     OPTIONS GRANTED IN       PRICE     EXPIRATION         OF STOCK PRICE
NAME                           (#)(1)      FISCAL YEAR (#/sh)      ($)(2)        DATE       APPRECIATION FOR OPTION
                                                                                                      TERM
                                                                                             5%($)(3)      10%($)(3)
                             -----------------------------------------------------------------------------------------
George C. Whyte(4) ........    100,000            25.6%              $4.75       9/16/03     131,000       290,000

Troy Jones, Jr.(5)(6)......    242,745            62.1%               3.88      12/31/00     259,737       725,808



(1) The number indicated is the number of shares of Common Stock that can be acquired upon exercise of the option. The Company has not granted any stock appreciation rights.

(2)     Exercise prices are equal to the fair market value at the date of grant.

(3) The assumed 5% and 10% annual rates of appreciation are hypothetical rates selected by the Securities and Exchange Commission and are not intended to, and do not, forecast or assume actual future stock prices.

(4) The options vest annually in five equal installments beginning September 16, 1997.

(5) One third of these options are exercisable on January 1 of 1997, 1998 and 1999.

(6)     These options are issued in the name of Orion.


AGGREGATED OPTION EXERCISES DURING FISCAL 1996 AND FISCAL YEAR-END OPTION VALUES

         The following table provides information related to the number and value of options held by the Named Executive Officers as of December 31, 1996. The Company does not have any outstanding stock appreciation rights.

                                                        NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                             SHARES                       OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS AT
                          ACQUIRED ON        VALUE           YEAR-END (#)           FISCAL YEAR-END($)(1)
NAME                      EXERCISE(#)    REALIZED($)  EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
                        --------------   -----------  -------------------------   -------------------------
George C. Whyte .........      -0-             -0-       209,300  / 100,000          17,188  /    - 0 -
Troy Jones, Jr. (2) .....      -0-             -0-       100,000  / 242,745          68,750  /  106,201
Georgie Olson Harper.....      -0-             -0-         6,000  /  34,000           4,110  /   24,540


(1) Options are "in-the-money" if the fair market value of the underlying shares at fiscal year end is greater than the exercise price.

(2)     These options are issued in the name of Orion.


STOCK APPRECIATION RIGHTS PLAN

         Effective January 19, 1990, the Company entered into deferred compensation agreements with George C. Whyte and Terry G. Sampson providing for the award of stock appreciation rights ("SARs"). In general, Messrs. Whyte and Sampson were entitled to the appreciation in the value of the Common Stock on the date of exercise of the SARs over the value of the Common Stock on the date of award. The SARs were two-thirds vested as of December 31, 1993 and would have been fully vested as of December 31, 1994.

         The Company entered into agreements with Messrs. Whyte and Sampson to terminate these deferred compensation agreements effective upon the date of the Company's public offering which was March 23, 1994. The agreements provided that the SARs were fully vested as of the date of the public offering and fixed the amounts earned under the SARs based on the initial public offering price of $5.125.

         As a result of the agreements fixing the amount owed pursuant to the SARs, Messrs. Whyte and Sampson were issued, effective upon the date of the public offering, promissory notes in the principal amount of $878,666 and $439,334, respectively. The indebtedness bears interest at six percent per annum and is payable in varying installments through January 1998. The termination agreements also provide for the grant of options, with terms of five years and exercise prices of $5.125 per share, to purchase 184,300 shares and 92,150 shares of Common Stock to Messrs. Whyte and Sampson, respectively. The option held by Mr. Sampson has terminated.

EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with George C. Whyte. The Agreement provides for an initial term of employment ending on December 31, 2001, annual compensation, annual percentage increases in base salary, and participation in bonus and benefit plans of the Company in effect from time to time. In connection with the Agreement, Mr. Whyte was granted an option to purchase 100,000 shares of the Company's Common Stock. The Agreement also provides that the Company shall make available to Mr. Whyte a loan to fund a portion of the exercise price of such options. The Agreement terminates automatically upon the death of the employee and the Company may terminate the agreement only for cause (as defined in the agreement). Subject to certain conditions and exceptions, the Agreement provides that Mr. Whyte may not compete with the Company in the United States nor solicit any of its customers or employees for a period of one year following termination of his employment.

EMPLOYEE PROFIT SHARING PLAN

         Effective January 1, 1988, the Company adopted the Dakotah, Incorporated Employee Profit Sharing Plan (the "Plan"). In general, all employees who are not covered by a collective bargaining agreement are eligible to participate in the Plan after completing one year of service as defined in the Plan. Plan benefits are 100% vested at the completion of five years of service. Prior to the completion of five years of service there is no vesting. The Plan also provides for 100% vesting at the normal retirement date or upon death or disability of the participant.

         Contributions to the Plan are determined each year by the Board of Directors at its discretion, but are limited to maximum permissible amounts as defined in the Plan. Contributions to the Plan may be made in the form of shares of the Company's Common Stock, valued at their fair market value, or cash. The Company may direct that contributions made in cash will be used to purchase Company Stock in the open market. Contributions to the Plan are allocated among eligible participants in the proportion of each participant's salary to the total salaries of all participants for the year in which the contribution was made, and are held in trust until each participant's retirement, disability, death or other termination of employment. All future distributions shall be made in Common Stock, unless the recipient elects to receive cash. The Company administers the Plan. First American Trust is the Trustee of the Plan.

         A $75,000 cash contribution was made for the year ended December 31, 1994. For 1996 and 1995, cash contributions of $59,000 and $50,000 were made which the Company directed be used to purchase the Company's issued and outstanding Common Stock.

COMPLIANCE WITH SECTION 16(a)

         Section 16(a) of the 1934 Act requires the Company's directors, executive officers, and persons who own more than ten percent of the Common Stock of the Company to file with the Securities and Exchange Commission ("Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of common shares of the Company. Directors, officers, and greater than ten percent stockholders are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all required reports were timely filed, with the exception of initial statements of beneficial ownership for Daniel Harper and Georgie Olson Harper.

COMPENSATION COMMITTEE REPORT

         The Company's executive compensation programs are designed to attract and retain qualified executives and to motivate them to maximize stockholder investment by achieving strategic Company goals. There are three basic components to the Company's executive compensations program: base pay, annual incentive bonus, and long-term, equity-based incentive compensation in the form of stock options. Each component is established in light of individual and Company performance, comparable compensation programs in the industry, geographic region, equity among employees and cost effectiveness.

         Base Pay. Base pay is designed to be competitive, although conservative as compared to salary levels for equivalent positions at comparable companies in the industry. The executive's actual salary within this competitive framework depends on the individuals performance, responsibilities, experience, leadership and potential future contribution.

         Annual Incentive Bonus. In addition to base pay, each executive is eligible to receive an annual cash bonus. This compensation is based primarily on corporate earnings and other goals determined by the compensation committee.

         Long-Term, Equity-Based Incentive Compensation. The long-term, equity-based compensation program is tied directly to stockholder return. Under the current program, long-term incentive compensation consists of stock options that are exercisable based upon criteria established by the stock option committee. Stock options are awarded with an exercise price equal to the fair market value of the Company's common shares on the date of grant. Accordingly, the executive is rewarded only if the stockholders receive the benefit of appreciation in the price of the Common Stock.

         Because long-term options vest over time, the Company periodically (generally once year) grants new options to provide continuing incentive for future performance. The size of previous grants and the number of options held are considered by the Stock Option Committee, but are not entirely determinative of future grants. Each executive's actual grants are based upon the individual's performance, responsibilities, experience, leadership and potential future contribution and any other factors deemed relevant by the Committee.

         Stock options are designed to align the interests of the Company's executives with those of stockholders by encouraging executives to enhance the value of the Company, and, hence, the price of the Common Stock and the stockholders' investment. In addition, through deferred vesting, this component of the compensation system is designed to create an incentive for the executive to remain with the Company.

         Annual Reviews. Each year the Committee reviews its executive compensation policies and programs and determines what changes, if any, are appropriate for the following year. In addition, the Compensation Committee reviews the initial performance of the Chief Executive Officer and the Chairman of the Board.

         Chief Executive Officer. The Chief Executive Officer's compensation is established by the Compensation Committee based on a subjective consideration of his performance and the extent to which the Company achieves its strategic and economic goals established at the beginning of the year and his current level of compensation in comparison with the level of compensation paid the chief executive officers of comparable companies in the industry and regional are. With respect to grants of additional stock options, the Stock Option Committee will consider the number of shares of the Company's Common Stock and options he currently owns. The Compensation Committee also considers the Chief Executive Officer's level of compensation as it relates to other executive officers of the Company and to the Company's employees in general.

         Limits on Deductible Compensation Payable to Executive Officers. The Ominibus Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended (the "Code") limiting corporate deductions to $1,000,000 for certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies. The Company does not believe it will pay "compensation" within the meaning of
Section 162(m) to such executive officers in excess of $1,000,000 in the foreseeable future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under Section 162(m), but will formulate a policy if compensation levels ever approach $1,000,000.

         The foregoing report is submitted by Gary Conradi, Mike Grosek and Leo Reynolds, the members of the Compensation Committee.

                             STOCK PERFORMANCE GRAPH

         Shown below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the NASDAQ Stock Market (U.S.) Index and a peer group consisting of four publicly-traded corporations engaged principally in the manufacture and sale of home furnishing textile products. The corporations included in the peer group are Crown Crafts, Inc., Fieldcrest Cannon, Inc., Springs Industries, Inc. and Pillowtex Corporation. The graph and table assume the investment of $100 in each of the three investment alternatives at the close of trading on the day of the Company's initial public offering and the reinvestment of all dividends.

                      COMPARISON OF CUMULATIVE TOTAL RETURN



                                 [GRAPH]



                                                   3/23/94       12/31/94        12/31/95       12/31/96
                                                 ------------ --------------- --------------- --------------
Dakotah, Incorporated                                  100            51            72              80
------------------------------------------------ ------------ --------------- --------------- --------------
Peer Group                                             100            79            75              83
------------------------------------------------ ------------ --------------- --------------- --------------
NASDAQ Stock Market (U.S.) Index                       100            95           134             165
------------------------------------------------ ------------ --------------- --------------- --------------





                       APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL #2)

         Based on the recommendation of the Audit Committee, the Board of Directors has appointed Grant Thornton LLP to serve as independent auditors for the Company for fiscal year 1997 and is submitting its appointment to the stockholders for ratification. Grant Thornton LLP has served as the Company's independent auditors since 1981. If the appointment is not ratified, the Board of Directors will reconsider its selection. Representatives of Grant Thornton LLP will be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS.




                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                        DIRECTORS AND EXECUTIVE OFFICERS


         The following table sets forth the number of shares of Common Stock beneficially owned by: (i) each person or entity known by the Company to own 5% or more of the Company's Common Stock; (ii) each director of the Company (iii) each named Executive Officer; and (iv) all executive officers and directors as a group. All persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned unless otherwise noted. The number of shares listed is as of March 24, 1997.

                                                                   NUMBER OF
                                                                      SHARES             PERCENT OF
                                                                   BENEFICIALLY         OUTSTANDING
NAME AND ADDRESS                                                      OWNED               SHARES
----------------                                                      -----               ------
Dakotah Incorporated Employee Profit Sharing Plan                    1,669,969              42.7%
First American Trust, Trustee
One North Park Lane
Webster, South Dakota  57274

Heartland Advisors, Inc.                                               368,000               9.4%
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

George C. Whyte(1,2)                                                   396,597              10.1%
One North Park Lane
Webster, South Dakota  57274

Troy Jones, Jr.(3)                                                     180,915               4.6%
One North Park Lane
Webster, South Dakota  57274

James D. Becker(1,4)                                                     9,409                .2%
One North Park Lane
Webster, South Dakota  57274

Dorothy A. Benson(1,5)                                                  13,568                .3%
One North Park Lane
Webster, South Dakota  57274

Gary L. Conradi(6)                                                       7,200                .2%
205 East Sixth
Sioux Falls, South Dakota  57102

Michael G. Grosek(7)                                                     6,000                .2%
P.O. Box 543
Webster, South Dakota  57274

Linda J. Laskowski(8)                                                    6,000                .2%
One North Park Lane
Webster, South Dakota  57274

Leo T. Reynolds(9)                                                       4,000                .1%
One North Park Lane
Webster, South Dakota  57274

Lee A. Schoenbeck(10)                                                   18,400                .5%
One North Park Lane
Webster, South Dakota  57274

Georgie Olson Harper(11)                                                47,548               1.2%
One North Park Lane
Webster, South Dakota  57274

All executive officers and directors as a group                        672,970              17.1%
(11 persons)(1,2,3,4,5,6,7,8,9,10,11)


--------------------

(1) Includes shares allocated to the person's or group's account in the Employee Profit Sharing Plan.

(2) Includes 209,300 shares issuable upon exercise of outstanding options, 58,831 shares allocated to Mr. Whyte in the Employee Profit Sharing Plan, 2,233 shares owned directly by Mr. Whyte's wife and 25,488 shares allocated to Mr. Whyte's wife in the Employee Profit Sharing Plan.

(3)     Includes 180,915 shares issuable upon exercise of an outstanding option.

(4) Includes 4,500 shares issuable upon exercise of an outstanding option, and 4,832 shares allocated to Mr. Becker in the Employee Profit Sharing Plan.

(5) Includes 4,500 shares issuable upon exercise of an outstanding option, and 7,915 shares allocated to Ms. Benson in the Employee Profit Sharing Plan.

(6)     Includes 6,000 shares issuable upon exercise of an outstanding option.

(7)     Includes 6,000 shares issuable upon exercise of an outstanding option.

(8)     Includes 5,000 shares issuable upon exercise of an outstanding option.

(9)     Includes 4,000 shares issuable upon exercise of an outstanding option.

(10) Includes 6,000 shares issuable upon exercise of an outstanding option, 11,000 shares held in Mr. Schoenbeck's IRA and 600 shares held by Mr. Schoenbeck as custodian for his children.

(11) Includes 6,000 shares issuable upon exercise of outstanding options, 38,091 shares allocated to Ms. Harper in the Employee Profit Sharing Plan and 1,000 shares owned directly by Ms. Harper's spouse.


                              STOCKHOLDER PROPOSALS

         The Company will consider any stockholder proposals for inclusion in the proxy materials for the 1998 Annual Meeting of stockholders if such proposals are received by the Company no later than February 11, 1998. Proposals must also comply with all applicable statutes and regulations.


                                 ANNUAL REPORTS

         The Company's 1996 Annual Report, including financial statements, is being mailed with this proxy statement to stockholders entitled to notice of the Annual Meeting. THE COMPANY WILL FURNISH WITHOUT CHARGE TO STOCKHOLDERS A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UPON RECEIPT OF WRITTEN REQUEST ADDRESSED
TO: CORPORATE SECRETARY, DAKOTAH, INCORPORATED, ONE NORTH PARK LANE, WEBSTER, SOUTH DAKOTA 57274-0120.


                                  OTHER MATTERS

         At the date of this Proxy Statement, management has no knowledge of any business other than that described herein that will be presented for consideration at the meeting. In the event any other business is presented at the meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such business.

         Please sign and return promptly the enclosed proxy in the envelope provided. The signing of a proxy does not prevent your attending the meeting and terminating such proxy by voting in person.

                                 By Order of the Board of Directors

                                 /s/
                                 Troy Jones, Jr.
                                 Chief Executive Officer
Dated  May 16, 1997
Webster, South Dakota


                                     PROXY
                             DAKOTAH, INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF STOCKHOLDERS -- JUNE 12, 1997

The undersigned stockholder of Dakotah, Incorporated (the "Company") hereby appoints Troy Jones, Jr. and George C. Whyte, or either of them, as agents, attorneys and proxies of the undersigned with full power of substitution in each of them, to vote in the name and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 12, 1997 at 5:30 p.m. at Webster High School, Webster, South Dakota, and at all adjournements thereof, all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present, with all pwoers of the undersigned would possess if personally present.

Item 1. Authority to vote for the election of the following nominees as directors: Leo T. Reynolds, Troy Jones, Jr. and Michael G. Grosek.

        YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE BY STRIKING A LINE THROUGH THE NOMINEE'S NAME. TO CUMULATE VOTES AS TO A PARTICULAR NOMINEE(S) AS EXPLAINED IN THE PROXY STATEMENT DATED MAY 16, 1997, INDICATE THE NAME(S) AND NUMBER OF VOTES TO BE GIVEN TO SUCH NOMINEE(S).

                    [ ] GRANT      [ ] WITHHOLD

Item 2. Ratifying the appointment of Grant Thornton LLP as independent auditors for the current fiscal year.

          [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

Item 3. In their discretion upon such other business as may properly come before the meeting.

All as described in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

         (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)


ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES, TO APPROVE THE APPOINTMENT OF GRANT THORNTON LLP AND IN ACCORDANCE WITH THE PROXIES DISCRETION IN CONNECTION WITH SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Either of said attorneys or their substitutes who shall be present and act, or if only one shall attend, then that one, shall have and may exercise all the powers of said attorneys hereunder.


                                          Dated:__________________________, 1997

                                          ______________________________________
                                          Print Names(s) of Shareholder(s)

                                          ______________________________________
                                          Signature of Shareholder

                                          ______________________________________
                                          Signature of Joint Owner

                                          [Signature should agree with stenciled
                                          names(s).] When signing as attorney,
                                          guardian, executor, administrator or
                                          trustee, please give title. EACH joint
                                          owner must sign. If the signer is a
                                          corporation, give full corporate name
                                          and sign by duly authorized officer,
                                          showing officer's title.

PLEASE EXECUTE AND RETURN THIS PROXY PROMPTLY. YOUR COOPERATION IS SINCERELY APPRECIATED.